Exhibit 10.1

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IF REQUESTED BY THE COMPANY, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS PROMISSORY NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY THIS PROMISSORY NOTE.

PROMISSORY NOTE

October 31, 2026 (the “Initial Issuance Date”)	Principal Amount: See Schedule I

FOR VALUE RECEIVED, Trident Digital Tech Holdings Ltd, a Cayman Islands exempted company with limited liability (the “Company”), hereby unconditionally promises to pay to the order of Soon Huat Lim, the Company’s Chief Executive Officer (the “Lender”), in lawful money of the United States of America, the aggregate principal sum as set forth in Schedule I under the caption of “Total Principal Outstanding,” which amount represents the aggregate of the advances made by the Lender to the Company deducting the total amount of repayments made by the Company to the Lender from time to time (collectively, the “Principal Amount”). All outstanding Principal Amount unpaid on this Promissory Note shall be due and payable on demand upon written request by the Lender (the date of such written demand, the “Maturity Date”).

The Company shall maintain a record of all advances made under this Promissory Note and all repayments of principal, and any interest accrued under Section 1, which may be set forth in Schedule I (as updated from time to time) or maintained in electronic form. Such record, including any updated Schedule I, shall, absent manifest error, be prima facie evidence of the outstanding Principal Amount of this Promissory Note after giving effect to any repayments; provided that any failure to maintain such record, or any error therein, shall not affect the Company’s obligation to repay the Principal Amount. The Lender may also maintain its own records of advances and repayments, and in the event of any conflict between the Company’s record and the Lender’s records, the parties shall reconcile such records in good faith.

The Company acknowledges and agrees that each advance comprising the Principal Amount was made by the Lender as a loan to the Company, that the Principal Amount constitutes a direct, unsecured indebtedness of the Company owing to the Lender, and that no portion of the Principal Amount constitutes a capital contribution, equity interest, compensation or reimbursement. The issuance of this Promissory Note has been duly authorized by the board of directors of the Company.

Section 1: Interest. This Promissory Note is non-interest bearing, and no interest shall accrue or be payable hereunder; provided, however, that upon the occurrence of an Event of Default (as defined in Section 5(a)), interest shall accrue on the outstanding Principal Amount at the rate of 10% per annum (or, if less, the maximum rate permitted by applicable law) from the date of such Event of Default until the Principal Amount and all accrued but unpaid interest have been paid in full.

Section 2: Principal. The Principal Amount of this Promissory Note is due on the Maturity Date. The Company may prepay the Principal Amount, in whole or in part, at any time without premium or penalty.

Section 3: Maturity. Subject to the terms and conditions hereof, the Principal Amount of this Promissory Note, together with any interest accrued under Section 1, shall be due and payable on the Maturity Date and shall be paid by the Company in immediately available funds by wire transfer to an account designated by the Lender.

Section 4: Compliance with Securities Law. The Lender acknowledges that this Promissory Note is being acquired solely for the Lender’s own account and not as a nominee for any other party, and for investment, and that the Lender shall not offer, sell or otherwise dispose of this Promissory Note in violation of securities laws. This Promissory Note and any Promissory Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

“THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND, IF REQUESTED BY THE COMPANY, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS PROMISSORY NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY THIS PROMISSORY NOTE.”

Section 5: Default; Miscellaneous.

(a) Each of the following shall constitute an “Event of Default”: (i) the Company fails to pay the Principal Amount or any other amount when due in accordance with Sections 2 and 3; (ii) the Company fails to perform any of its other obligations hereunder and such failure continues for ten (10) days after written notice from the Lender; (iii) the Company commences any voluntary case or proceeding under any bankruptcy, insolvency, reorganization, winding up, liquidation, scheme of arrangement or similar law of any jurisdiction (including the Cayman Islands), makes a general assignment for the benefit of creditors, or applies for or consents to the appointment of a receiver, trustee, liquidator, provisional liquidator, custodian or similar official for itself or all or substantially all of its assets; or (iv) any involuntary case, proceeding or petition of the type described in clause (iii) is commenced or filed against the Company and is not dismissed, discharged or stayed within sixty (60) days thereafter, or an order for relief or winding up order is entered therein. Upon the occurrence of an Event of Default, the Lender may, at its option, (i) declare the entire unpaid Principal Amount of this Promissory Note, together with all accrued and unpaid interest under Section 1, immediately due and payable; and (ii) pursue any other remedy available to the Lender at law or in equity; provided that upon the occurrence of an Event of Default under clause (iii) or (iv) above, the entire unpaid Principal Amount, together with all accrued and unpaid interest under Section 1, shall automatically become immediately due and payable without any declaration, demand or other action by the Lender.

(b) The Company waives presentment, notice of dishonor, notice of non-payment and protest (but not the written demand required under this Promissory Note) and agrees that if an Event of Default occurs and this Promissory Note is placed in the hands of an attorney for collection or enforcement of the Company’s obligations hereunder, the Company shall pay reasonable attorney’s fees and all other costs and expenses incurred in making such collection, including but not limited to attorney’s fees and costs on appeal of any judgment or order.

(c) Laws, Severability, Venue, Waivers. The validity of this Promissory Note and the rights, obligations and relations of the Company and the Lender hereunder shall be construed and determined under and in accordance with the laws of the State of New York, without regard to conflicts of law principles thereunder. If any provision of this Promissory Note is determined by a court of competent jurisdiction to be in violation of any applicable law or otherwise invalid or unenforceable, such provision shall, to the extent it is determined to be illegal, invalid or unenforceable, be deemed null and void, but this Promissory Note shall otherwise remain in full force and effect. Suit to enforce any provision of this Promissory Note, or any right, remedy or other matter arising therefrom, will be brought exclusively in the state or federal courts located in the State of New York. Each of the Company and the Lender agrees and consents to venue in the State of New York and to the in personam jurisdiction of the courts in such state, and each hereby irrevocably waives any right to a trial by jury.

(d) This Promissory Note shall be binding upon the Company and its successors and permitted assigns and shall inure to the benefit of the Lender and the Lender’s heirs, executors, administrators, successors, endorsees and permitted assigns. The Company may not assign its obligations under this Promissory Note without the prior written consent of the Lender. The Lender may assign or transfer this Promissory Note, subject to compliance with Section 4 and applicable securities laws.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed by its authorized signatory as of the date first indicated above. The Lender acknowledges and accepts this Promissory Note by executing below.

Trident Digital Tech Holdings Ltd

By:	/s/ Haiyan Huang
Haiyan Huang, Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED:

/s/ Soon Huat Lim
Soon Huat Lim, Lender

SCHEDULE I

Date of Advance	Amount of Advance	Date of Repayment	Amount of Repayment	Total Principal Outstanding
As of October 31, 2026	SG$6,572,708 (equal to US$5,124,970)

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